                                                                EXHIBIT 4.3


                        LINCOLNSHIRE BANCSHARES, INC.
                           An Illinois Corporation

                           STOCK OPTION AGREEMENT
                    TO PURCHASE 10,000 OF $1.00 PAR VALUE
                  CLASS A COMMON STOCK FOR $10.35 PER SHARE

     OPTION AGREEMENT, made this 28th day of January, 1993 between LINCOLNSHIRE BANCSHARES, INC., (The "Company") and SAUL D. BINDER
("Binder").

     WHEREAS, the stockholders and independent directors of the Company have approved a stock option plan for the purpose of advancing the growth and prosperity of Lincolnshire Bancshares, Inc. by providing Saul D. Binder with an additional incentive to contribute to the best interests of the Company; and

     WHEREAS, the stockholders and independent directors have determined to grant Binder the option herein provided for; and

     NOW, THEREFORE, in consideration of the foregoing premises, the promises hereinafter set forth and the continued employment by Company of Binder for an indeterminate term (except as may otherwise be modified by other writing between Company and Binder);

     IT IS AGREED AS FOLLOWS:

     1. GRANT OF OPTION. The Company grants to Binder the right and option to purchase an aggregate of 10,000 shares of its $l par value Common Stock (full voting rights) at a price of $10.35 per share upon and subject to the terms and provisions hereof.

     2. OPTION PERIOD. The purchase of any stock pursuant to this option contract is exercisable at any time.

     3. EXERCISE OF OPTION. Binder, from time to time, may exercise the option hereby granting in whole number multiples of increments of 500 shares by (i) delivering to the Company a written notice duly signed by Binder stating the number of shares that Binder was elected to purchase at that time, and (ii) paying in cash the full purchase price of shares then to be purchased. Within five (5) days after receipt by the Company of such notice and payment, the Company shall issue the shares in the name of Binder and deliver the certificate therefor to Binder. No shares shall be issued until full payment therefor has been made and Binder shall have none of the rights of a stockholder in respect to such shares until they are issued to him.

     4. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. The option shall continue to be exercisable for a period of three (3) years after Binder terminates his employment relationship with Company or its primary subsidiary, Success National Bank. If Company or primary subsidiary terminates the employment relationship with Binder for cause, as hereinafter defined, the option shall automatically terminate upon the first to occur of the termination of such employment relationship or the occurrence of the cause. For purposes of this paragraph, "cause" is hereby defined to be (a) Binder's conviction of or his entry of a plea of guilty or nolo contendere to any federal or state criminal charge of embezzlement or other defalcation involving the improper or illegal use of assets of Company or any of its parent, subsidiary or affiliate companies for an illegal monetary benefit to Binder, or (b) the removal of Binder as a

Stock Option Agreement - Saul D. Binder
Page 2
January 28, 1993

director, officer, or employee of Company or any of its parent, subsidiary or affiliate companies pursuant to any administrative or court order by any agreement memorandum of understanding with any federal or state banking authority or agency possessing the jurisdiction to supervise or regulate the affairs of any of the foregoing.

     5. DEATH. If Binder dies, any option of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or legatee who acquires the option by will or by the laws of descent and distribution accordingly as Binder may leave a will or die intestate, provided however, that in the event such option must be exercised within ten (10) years of Binder's death.

     6. EFFECTIVE CHANGE IN STOCK SUBJECT TO THE PLAN. In the event there is any increase or decrease in the common stock of the company by reason of stock dividends, stock split-ups, changes in par value, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to the option hereby granted shall be appropriately adjusted so that the number of shares of common stocks purchasable through this option agreement as a percentage of all authorized shares of common stocks outstanding as of the date hereof remains the same. No class of stock or securities shall be issued to the Company which would adversely diminish the rights of Binder under the option hereby granted, without first giving to Binder the right to participate on a ratable basis in such proposed offering so as to maintain his percentage interest in the common stock of the company, granted pursuant to the option thereunder.

     7. NOTICE TO BINDER OF ANY PROPOSED SALE OF STOCK. Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject thereto, Company (a) shall offer for sale to holders of its common shares of stock or of other classes of stock of other securities of Company, or (b) in connection with any transaction shall acquire or cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of the common stock of Company, Company will give written notice to Binder of the rights which are thus to be acquired or issued for the benefit of or to the holders of the common stock of Company in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and to permit Binder to participate in such rights as a holder in such common stock of Company.

     8. NOTICE TO BINDER OF ANY PROPOSED REORGANIZATION. In the event Company proposes to sell or dispose of its properties, assets and business or to dissolve, Company will give written notice thereof to Binder in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and participate in such transaction as a stockholder of Company; provided, however, in connection with any merger or consolidation or any other transaction under which Company or its holders of shares of common stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of Company, provisions shall be made for the reservation of an issuance upon exercise by Binder of the option hereby granted of Binder's pro rata number of shares of common stock or

Stock Option Agreement - Saul D. Binder
Page 3
January 28, 1993

other securities (on the basis of the number of shares of common stock of Company as to which option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     9. TRANSFER OR ASSIGNABILITY. The option hereby granted is freely assignable by Binder, including but not limited to transfers by will or laws of descent and distribution which apply to Binder's estate, provided, however, that such transfers or assignments (exclusive of those by will or laws of descent and distribution which apply to Binder's estate) shall be subject to Company's prior written consent, which consent shall be unreasonably withhold. Notwithstanding the foregoing, the transferability and assignability of the option hereby granted is subject to (a) the Company's receipt of an opinion of its counsel that any such transfer or assignment does not violate any applicable federal or state securities or banking laws or regulations promulgated pursuant thereto; or (b) interference or control by any creditors of Binder or subject to any claim for alimony or for the support of a spouse pursuant to a decree of separate maintenance or separation agreement, or to being taken or reached by any legal or equitable process in satisfaction of any debt, liability or obligation of Binder prior to receipt by Binder.

     10. TRANSFER TAXES. The Company shall at all times during the time of the option hereby granted reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

     11. AMENDMENT OF PLAN. No action of the Board of Directors or the shareholders may alter or impair Binder's rights under this option contract without his consent, except by adjustment pursuant to the provisions hereof. This Agreement shall be governed and construed by and in accordance with the laws of the State of Illinois.

     12. NOTICES. Any notice to be given by Binder hereunder shall be sent to the Company at its office at One Marriott Drive, Lincolnshire, Illinois,
Attn: Chairman of the Board and any notice from Company to Binder shall be sent to Saul D. Binder at 2800 N. Lake Shore Drive, Chicago, Illinois 60057. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

     13. WAIVER. No action or inaction shall constitute or be construed as a waiver or forbearance unless made in writing duly executed by the party against whom such waiver, [aches or forbearance is sought to be enforced or used as a defense against, and no such waiver or forbearance in any one instance shall be construed as applying to any other instance unless specifically stated in such writing or another writing duly executed by such party.

     14. SEVERABILITY. In the event any court, administrative agency or other governmental entity with jurisdiction and authority to interpret this Agreement or any performance thereof determines that any term or combination of terms are

Stock Option Agreement - Saul D. Binder
Page 4
January 28, 1993

invalid or unenforceable, such term or terms shall be construed in such a way as to accomplish the apparent purpose of such term or terms to the extent possible and at the same time to be valid and enforceable. The invalidity or unenforceability of any term or terms hereof shall not affect the balance of this Agreement.

     15. ENTIRE AGREEMENT. This option Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and no party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof and are agreed to by both parties. All prior oral or written agreements or understandings between the parties shall, upon the execution hereof, be null and void.

     16. REPLACEMENT. This document is in lieu of and replaces a similar Stock Option Agreement dated January 28, 1993 and is not in addition to the prior document which required modifications as to the class of stock in which the option was granted and the employment of the Optionee with the corporation and/or its primary subsidiary.




     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       LINCONSHIRE BANCSHARES, INC.

                                       BY: /s/ George M. Ohlhausen
                                           ---------------------------------
                                           Its Chairman of the Board


ATTEST:


/s/ Marlene Sachs
--------------------------
Secretary

                                       /s/ Saul D. Binder
                                       --------------------------------------
                                           Saul D. Binder

                        LINCOLNSHIRE BANCSHARES, INC.
                           An Illinois Corporation

                           STOCK OPTION AGREEMENT
                    TO PURCHASE 40,000 OF $1.00 PAR VALUE
                  CLASS A COMMON STOCK FOR $9.20 PER SHARE

     OPTION AGREEMENT, made this 23rd day of April, 1992 between LINCOLNSHIRE BANCSHARES, INC., (The "Company") and SAUL D. BINDER ("Binder").

     WHEREAS, the stockholders and independent directors of the Company have approved a stock option plan for the purpose of advancing the growth and prosperity of Lincolnshire Bancshares, Inc. by providing Saul D. Binder with an additional incentive to contribute to the best interests of the Company; and

     WHEREAS, the stockholders and independent directors have determined to grant Binder the option herein provided for; and

     NOW, THEREFORE, in consideration of the foregoing premises, the promises hereinafter set forth and the continued employment by Company of Binder for an indeterminate term (except as may otherwise be modified by other writing between Company and Binder);

     IT IS AGREED AS FOLLOWS:

     1. GRANT OF OPTION. The Company grants to Binder the right and option to purchase an aggregate of 40,000 shares of its $1 par value Common Stock
(full voting right) at a price of $9.20 per share upon and subject to the terms and provisions hereof.

     2. OPTION PERIOD. The purchase of any stock pursuant to this option contract is exercisable at any time.

     3. EXERCISE OF OPTION. Binder, from time to time, may exercise the option hereby granting in whole number multiples of increments of 500 shares by (i) delivering to the Company a written notice duly signed by Binder stating the number of shares that Binder was elected to purchase at that time, and (ii) paying in cash the full purchase price of shares then to be purchased. Within five (5) days after receipt by the Company of such notice and payment, the Company shall issue the shares in the name of Binder and deliver the certificate therefor to Binder. No shares shall be issued until full payment therefor has been made and Binder shall have none of the rights of a stockholder in respect to such shares until they are issued to him.

      4. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. The option shall continue to be exercisable for a period of three (3) years after Binder terminates his employment relationship with Company or its primary subsidiary, Success National Bank. If Company or primary subsidiary terminates the employment relationship with Binder for cause, as hereinafter defined, the option shall automatically terminate upon the first to occur of the termination of such employment relationship or the occurrence of the cause. For purposes of this paragraph, "cause" is hereby defined to be (a) Binder's conviction of or his entry of a plea of guilty or nolo contendere to any federal or state criminal charge of embezzlement or other defalcation involving the improper or illegal use of assets of Company or any of its parent, subsidiary or affiliate companies for an illegal monetary benefit to Binder, or (b) the removal of Binder as a

STOCK OPTION AGREEMENT - SAUL D. BINDER
Page 2
January 28, 1993

director, officer, or employee of Company or any of its parent, subsidiary or affililate companies pursuant to any administrative or court order by any agreement memorandum of understanding with any federal or state banking authority or agency possessing the jurisdiction to supervise or regulate the affairs of any of the foregoing.

     5. DEATH. If Binder dies, any option of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or legatee who acquires the option by will or by the laws of descent and distribution accordingly as Binder may leave a will or die intestate, provided however, that in the event such option must be exercised within ten (10) years of Binder's death.

     6. EFFECTIVE CHANGE IN STOCK SUBJECT TO THE PLAN. In the event there is any increase or decrease in the common stock of the company by reason of stock dividends, stock split-ups, changes in par value, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to the option hereby granted shall be appropriately adjusted so that the number of shares of common stocks purchasable through this option agreement as a percentage of all authorized shares of common stocks outstanding as of the date hereof remains the same. No class of stock or securities shall be issued to the Company which would adversely diminish the rights of Binder under the option hereby granted, without first giving to Binder the right to participate on a ratable basis in such proposed offering so as to maintain his percentage interest in the common stock of the company, granted pursuant to the option thereunder.

     7. NOTICE TO BINDER OF ANY PROPOSED SALE OF STOCK. Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject thereto, Company (a) shall offer for sale to holders of its common shares of stock or of other classes of stock of other securities of Company, or (b) in connection with any transaction shall acquire or cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of the common stock of Company, Company will give written notice to Binder of the rights which are thus to be acquired or issued for the benefit of or to the holders of the common stock of Company in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and to permit Binder to participate in such rights as a holder in such common stock of Company.

     8. NOTICE TO BINDER OF ANY PROPOSED REORGANIZATION. In the event Company proposes to sell or dispose of its properties, assets and business or to dissolve, Company will give written notice thereof to Binder in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and participate in such transaction as a stockholder of Company; provided, however, in connection with any merger or consolidation or any other transaction under which Company or its holders of shares of common stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of Company, provisions shall be made for the reservation of an issuance upon exercise by Binder of the option hereby granted of Binder's pro rata number of shares of common stock or

Stock Option Agreement - Saul D. Binder
Page 3
January 28, 1993

other securities (on the basis of the number of shares of common stock of Company as to which option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     9. TRANSFER OR ASSIGNABILITY. The option hereby granted is freely assignable by Binder, including but not limited to transfers by will or laws of descent and distribution which apply to Binder's estate, provided, however, that such transfers or assignments (exclusive of those by will or laws of descent and distribution which apply to Binder's estate) shall be subject to Company's prior written consent, which consent shall be unreasonably withhold. Notwithstanding the foregoing, the transferability and assignability of the option hereby granted is subject to (a) the Company's receipt of an opinion of its counsel that any such transfer or assignment does not violate any applicable federal or state securities or banking laws or regulations promulgated pursuant thereto; or (b) interference or control by any creditors of Binder or subject to any claim for alimony or for the support of a spouse pursuant to a decree of separate maintenance or separation agreement, or to being taken or reached by any legal or equitable process in satisfaction of any debt, liability or obligation of Binder prior to receipt by Binder.

     10. TRANSFER TAXES. The Company shall at all times during the time of the option hereby granted reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

     11. AMENDMENT OF PLAN. No action of the Board of Directors or the shareholders may alter or impair Binder's rights under this option contract without his consent, except by adjustment pursuant to the provisions hereof. This Agreement shall be governed and construed by and in accordance with the laws of the State of Illinois.

     12. NOTICES. Any notice to be given by Binder hereunder shall be sent to the Company at its office at One Marriott Drive, Lincolnshire, Illinois,
Attn: Chairman of the Board and any notice from Company to Binder shall be sent to Saul D. Binder at 2800 N. Lake Shore Drive, Chicago, Illinois 60057. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

     13. WAIVER. No action or inaction shall constitute or be construed as a waiver or forbearance unless made in writing duly executed by the party against whom such waiver, laches or forbearance is sought to be enforced or used as a defense against, and no such waiver or forbearance in any one instance shall be construed as applying to any other instance unless specifically stated in such writing or another writing duly executed by such party.

     14. SEVERABILITY. In the event any court, administrative agency or other governmental entity with jurisdiction and authority to interpret this Agreement or any performance thereof determines that any term or combination of terms are

Stock Option Agreement - Saul D. Binder
Page 4
April 23, 1992

invalid or unenforceable, such term or terms shall be construed in such a way as to accomplish the apparent purpose of such term or terms to the extent possible and at the same time to be valid and enforceable. The invalidity or unenforceability of any term or terms hereof shall not affect the balance of this Agreement.

     15. ENTIRE AGREEMENT. This option Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and no party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof and are agreed to by both parties. All prior oral or written agreements or understandings between the parties shall, upon the execution hereof, be null and void.

     16. REPLACEMENT. This document is in lieu of and replaces a similar Stock Option Agreement dated April 23, 1992 and is not in addition to the prior document which required modifications as to the class of stock in which the option was granted and the employment of the Optionee with the corporation and/or its primary subsidiary.




     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                       LINCONSHIRE BANCSHARES, INC.

                                       BY: /s/ George M. Ohlhausen
                                           ---------------------------------
                                           Its Chairman of the Board


ATTEST:


/s/ Marlene Sachs
--------------------------
Secretary

                                       /s/ Saul D. Binder
                                       --------------------------------------
                                           Saul D. Binder

                        LINCOLNSHIRE BANCSHARES, INC.
                           An Illinois Corporation

                           STOCK OPTION AGREEMENT
                    TO PURCHASE 55,200 OF $1.00 PAR VALUE
                  CLASS A COMMON STOCK FOR $3.10 PER SHARE


     OPTION AGREEMENT, made this 10th day of February, 1990 between LINCOLNSHIRE BANCSHARES, INC., (the "Company") and SAUL D. BINDER ("Binder").

     WHEREAS, the stockholders and independent directors of the Company have approved a stock option plan for the purpose of advancing the growth and prosperity of Lincolnshire Bancshares, Inc. by providing Saul D. Binder with an additional incentive to contribute to the best interests of the Company; and

     WHEREAS, the stockholders and independent directors have determined to grant Binder the option herein provided for; and

     NOW, THEREFORE, in consideration of the foregoing premises, the promises hereinafter set forth and the continued employment by Company of Binder for an indeterminate term (except as may otherwise be modified by other writing between Company and Binder);

     IT IS AGREED AS FOLLOWS:

     1. GRANT OF OPTION. The Company grants to Binder the right and option to purchase an aggregate of 55,200 shares of its $1 par value Class A Common
Stock at a price of $3.10 per share upon and subject to the terms and provision hereof.

     2. OPTION PERIOD. The purchase of any stock pursuant to this option contract is exercisable at any time.

     3. EXERCISE OF OPTION. Binder, from time to time, may exercise the option hereby granting in whole number multiples of increments of 500 shares by (i) delivering to the Company a written notice duly signed by Binder stating the number of shares that Binder was elected to purchase at that time, and (ii) paying in cash the full purchase price of shares then to be purchased. Within five (5) days after receipt by the Company of such notice and payment, the Company shall issue the shares in the name of Binder and deliver the certificate therefor to Binder. No shares shall be issued until full payment therefor has been made and Binder shall have none of the rights of a stockholder in respect to such shares until they are issued to him.

     4. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. The option shall continue to be exercisable for a period of three (3) years after Binder terminates his employment relationship with Company. If Company terminates the employment relationship with Binder for cause, as hereinafter defined, the option shall automatically terminate upon the first to occur of the termination of such employment relationship or the occurrence of the cause. For purposes of this paragraph, "cause" is hereby defined to be (a) Binder's conviction of or his entry of a plea of guilty or nolo contendere to any federal or state criminal charge of embezzlement or other defalcation involving the improper or illegal use of assets of Company or any of its parent, subsidiary or affiliate companies for an illegal monetary benefit to Binder, or (b) the removal of Binder as a director, officer or employee of Company or any of its parent, subsidiary or affiliate companies pursuant to any administrative or court order by any agreement or memorandum of understanding with any federal or state banking authority or agency possessing the jurisdiction to supervise or regulate the affairs of any of the foregoing.

     5. DEATH. If Binder dies, any option of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or legatee who acquires the option by will or by the laws of descent and distribution accordingly as Binder may leave a will or die intestate, provided however, that, in any event such option must be exercised within ten (10) years of Binder's death.

     6. EFFECTIVE CHANGE IN STOCK SUBJECT TO THE PLAN. In the event there is any increase or decrease in the common stock of the Company by reason of stock dividends, stock split-ups, changes in par value, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to the option hereby granted shall be appropriately adjusted so that the number of shares of common stocks purchasable through this option agreement as a percentage of all authorized shares of common stocks outstanding as of the date hereof remains the same. No class of stock or securities shall be issued to the Company which would adversely diminish the rights of Binder under the option hereby granted, without first giving to Binder the right to participate on a ratable basis in such proposed offering so as to maintain his percentage interest in the common stock of the Company, granted pursuant to the option thereunder.

     7. NOTICE TO BINDER OF ANY PROPOSED SALE OF STOCK. Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject thereto, Company (a) shall offer for sale to holders of its common shares of stock or of other classes of stock of other securities of Company, or (b) in connection with any transaction shall acquire or cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of the common stock of Company, Company will give written notice to Binder of the rights which are thus to be acquired or issued for the benefit of or to the holders of the common stock of Company in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and to permit Binder to participate in such rights as a holder in such common stock of Company.

     8. NOTICE TO BINDER OF ANY PROPOSED REORGANIZATION. In the event Company proposes to sell or dispose of its properties, assets and business or to dissolve, Company will give written notice thereof to Binder in sufficient time to permit Binder to exercise the option hereby granted, if Binder should elect to do so, and participate in such transaction as a stockholder of Company; provided, however, in connection with any merger or consolidation or any other transaction under which Company or its holders of shares of common stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of Company, provisions shall be made for the reservation of an issuance upon exercise by Binder of the option hereby granted of Binder's pro rata number of shares of common stock or other securities (on the basis of the number of shares of common stock of Company as to which option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     9. TRANSFER OR ASSIGNABILITY. The option hereby granted is freely assignable by Binder, including but not limited to transfers by will or laws of descent and distribution which apply to Binder's estate, provided, however, that such transfers or assignments (exclusive of those by will or laws of descent and distribution which apply to Binder's estate) shall be subject to Company's prior written consent, which consent shall be unreasonably withheld. Notwithstanding the foregoing, the transferability and assignability of the option hereby granted is subject to (a) the Company's receipt of an opinion of its counsel that any such transfer or assignment does not violate any applicable federal or state securities or banking laws or regulations promulgated pursuant thereto; or (b) interference or control by any creditors of Binder or subject to any claim for alimony or for the support of a spouse pursuant to a decree of separate maintenance or separation agreement, or to being taken or reached by any legal or equitable process in satisfaction of any debt, liability or obligation of Binder prior to receipt by Binder.

     10. TRANSFER TAXES. The Company shall at all times during the time of the option hereby granted reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the company in connection therewith.

     11. AMENDMENT OF PLAN. No action of the Board of Directors or the shareholders may alter or impair Binder's rights under this option contract without his consent, except by adjustment pursuant to the provisions hereof. This Agreement shall be governed and construed by and in accordance with the laws of the State of Illinois.

     12. NOTICES. Any notice to be given by Binder hereunder shall be sent to the Company at its office at One Marriott Drive, Lincolnshire, Illinois,
Attn: Chairman of the Board and any notice from the Company to Binder shall be sent to Binder at 2800 N. Lake Shore Drive, Chicago, IL. 60657. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

     13. WAIVER. No action or inaction shall constitute or be construed as a waiver or forbearance unless made in writing duly executed by the party against whom such waiver, laches or forbearance is sought to be enforced or used as a defense against, and no such waiver or forbearance in any one instance shall be construed as applying to any other instance unless specifically stated in such writing or another writing duly executed by such party.

                  AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT

     This Amendment No. 1 to Stock Option Agreement (the "AMENDMENT") is entered into this __ day of October 1991, by and between LINCOLNSHIRE BANCSHARES, INC., a Delaware corporation (the "COMPANY"), and SAUL D. BINDER ("BINDER").

                                  RECITALS

     A. The parties are also parties to that certain Stock Option Agreement dated February 10, 1990, whereby the Company granted to Binder the right and option to purchase certain shares of the Company (the "OPTION AGREEMENT").

     B. Due to a scrivener's error, the Option Agreement inadvertently grants an option to Binder to purchase an aggregate of 55,200 shares of the Company's $1.00 par value "Class A Common Stock" instead of 55,200 shares of the Company's $1.00 par value "Common Stock".

     C. The parties wish to amend the Option Agreement to reflect the grant of an option to Binder to purchase shares of the Company's Common Stock as the parties intended when they entered into the Option Agreement.

                                   CLAUSES

     In consideration of the foregoing and the covenants set forth below, the parties agree as follows:

     1. OPTION TO PURCHASE COMMON STOCK. All references in the Option Agreement to the words "Class A Common Stock" shall be deleted and the words "Common Stock" inserted in their place.

     2. REAFFIRMATION OF OTHER TERMS. The parties reaffirm all other terms contained in the Option Agreement.

     3. APPLICABLE LAW. This Amendment shall be subject to and governed by the law of the State of Illinois.


                                  LINCOLNSHIRE BANCSHARES, INC.

                                  By: /s/ Eric Peterson
                                      -----------------------------
                                      Name: Eric Peterson
                                      Title: President


                                  /s/ Saul D. Binder
                                  ---------------------------------
                                  Saul D. Binder, individually

                        LINCOLNSHIRE BANCSHARES, INC.
                           An Illinois Corporation

                           STOCK OPTION AGREEMENT
                    TO PURCHASE 1,000 OF $1.00 PAR VALUE
                  CLASS A COMMON STOCK FOR $10.35 PER SHARE

     OPTION AGREEMENT, made this 28th day of January, 1993 between LINCOLNSHIRE BANCSHARES, INC., (The "Company") and RONALD W. TRAGASZ ("Tragasz").

     WHEREAS, the stockholders and independent directors of the Company have approved a stock option plan for the purpose of advancing the growth and prosperity of Lincolnshire Bancshares, Inc. by providing Ronald W. Tragasz with an additional incentive to contribute to the best interests of the Company; and

     WHEREAS, the stockholders and independent directors have determined to grant Tragasz the option herein provided for; and

     NOW, THEREFORE, in consideration of the foregoing premises, the promises hereinafter set forth and the continued employment by Company of Tragasz for an indeterminate term (except as may otherwise be modified by other writing between Company and Tragasz);

     IT IS AGREED AS FOLLOWS:

     1. GRANT OF OPTION. The Company grants to Tragasz the right and option to purchase an aggregate of 1,000 shares of its $1 par value Common Stock (full voting rights) at a price of $l0.35 per share upon and subject to the terms and provisions hereof.

     2. OPTION PERIOD. The purchase of any stock pursuant to this option contract is exercisable at any time.

     3. EXERCISE OF OPTION. Tragasz, from time to time, may exercise the option hereby granting in whole number multiples of increments of 500 shares by (i) delivering to the Company a written notice duly signed by Tragasz stating the number of shares that Tragasz was elected to purchase at that time, and (ii) paying in cash the full purchase price of shares then to be purchased.
Within five (5) days after receipt by the Company of such notice and payment, the Company shall issue the shares in the name of Tragasz and deliver the certificate therefor to Tragasz. No shares shall be issued until full payment therefor has been made and Tragasz shall have none of the rights of a stockholder in respect to such shares until they are issued to him.

     4. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. The option shall continue to be exercisable for a period of three (3) years after Tragasz terminates his employment relationship with Company or its primary subsidiary, Success National Bank. If Company or primary subsidiary terminates the employment relationship with Tragasz for cause, as hereinafter defined, the option shall automatically terminate upon the first to occur of the termination of such employment relationship or the occurrence of the cause. For purposes of this paragraph, "cause" is hereby defined to be (a) Tragasz' conviction of or his entry of a plea of guilty or nolo contendere to any federal or state criminal charge of embezzlement or other defalcation involving the improper or illegal use of assets of Company or any of its parent, subsidiary or affiliate companies for an illegal monetary benefit to Traganz, or (b) the removal of Tragasz as a

Stock Option Agreement - Ronald W. Tragasz
Page 2
January 28, 1993

director, officer, or employee of Company or any of its parent, subsidiary or affiliate companies pursuant to any administrative or court order by any agreement memorandum of understanding with any federal or state banking authority or agency possessing the jurisdiction to supervise or regulate the affairs of any of the foregoing.

     5. DEATH. If Tragasz dies, any option of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or legatee who acquires the option by will or by the laws of descent and distribution accordingly as Tragasz may leave a will or die intestate, provided however, that in the event such option must be exercised within ten (10) years of Tragasz' death.

     6. EFFECTIVE CHANGE IN STOCK SUBJECT TO THE PLAN. In the event there is any increase or decrease in the common stock of the company by reason of stock dividends, stock split-ups, changes in par value, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to the option hereby granted shall be appropriately adjusted so that the number of shares of common stocks purchasable through this option agreement as a percentage of all authorized shares of common stocks outstanding as of the date hereof remains the same. No class of stock or securities shall be issued to the Company which would adversely diminish the rights of Tragasz under the option hereby granted, without first giving to Tragasz the right to participate on a ratable basis in such proposed offering so as to maintain his percentage interest in the common stock of the company, granted pursuant to the option thereunder.

     7. NOTICE TO TRAGASZ OF ANY PROPOSED SALE OF STOCK. Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject thereto, Company
(a) shall offer for sale to holders of its common shares of stock or of other classes of stock of other securities of Company, or (b) in connection with any transaction shall acquire or cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of the common stock of Company, Company will give written notice to Tragasz of the rights which are thus to be acquired or issued for the benefit of or to the holders of the common stock of Company in sufficient time to permit Tragasz to exercise the option hereby granted, if Tragasz should elect to do so, and to permit Tragasz to participate in such rights as a holder in such common stock of Company.

     8. NOTICE TO TRAGASZ OF ANY PROPOSED REORGANIZATION. In the event Company proposes to sell or dispose of its properties, assets and business or to dissolve, Company will give written notice thereof to Tragasz in sufficient time to permit Tragasz to exercise the option hereby granted, if Tragasz should elect to do so, and participate in such transaction as a stockholder of Company; provided, however, in connection with any merger or consolidation or any other transaction under which Company or its holders of shares of common stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of Company, provisions shall be made for the reservation of an issuance upon exercise by Tragasz of the option hereby granted of Tragasz' pro rata number of shares of common stock or

Stock Option Agreement - Ronald W. Tragasz
Page 3
January 28, 1993

other securities (on the basis of the number of shares of common stock of Company as to which option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase of decrease of the number of units involved.

     9. TRANSFER OR ASSIGNABILITY. The option hereby granted is freely assignable by Tragasz, including but not limited to transfers by will or laws of descent and distribution which apply to Tragasz' estate, provided, however, that such transfers or assignments (exclusive of those by will or laws of descent and distribution which apply to Tragasz' estate) shall be subject to Company's prior written consent, written consent shall be unreasonably withhold. Notwithstanding the foregoing, the transferability and assignability of the option hereby granted is subject to (a) the Company's receipt of an opinion of its counsel that any such transfer or assignment does not violate any applicable federal or state securities or banking laws or regulations promulgated pursuant thereto; or (b) interference or control by any creditors of Tragasz or subject to any claim for alimony or for the support of a spouse pursuant to a decree of separate maintenance or separation agreement, or to being taken or reached by any legal or equitable process in satisfaction of any debt, liability or obligation of Tragasz prior to receipt by Tragasz.

     10. TRANSFER TAXES. The Company shall at all times during the time of the option hereby granted reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

     11. AMENDMENT OF PLAN. No action of the Board of Directors or the shareholders may alter or impair Tragasz' rights under this option contract without his consent, except by adjustment pursuant to the provisions hereof. This Agreement shall be governed and construed by and in accordance with the laws of the State of Illinois.

     12. NOTICES. Any notice to be given by Tragasz hereunder shall be sent to the Company at its office at One Marriott Drive, Lincolnshire, Illinois,
Attn: Chairman of the Board and any notice from Company to Tragasz shall be sent to Ronald W. Tragasz at 1006 Cooper Drive, Palatine, Illinois 60067. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

     13. WAIVER. No action or inaction shall constitute or be construed as a waiver or forbearance unless made in writing duly executed by the party against whom such waiver, laches or forbearance is sought to be enforced or used as a defense against, and no such waiver or forbearance in any one instance shall be construed as applying to any other instance unless specifically stated in such writing or another writing duly executed by such party.

     14. SEVERABILITY. In the event any court, administrative agency or other governmental entity with jurisdiction and authority to interpret this Agreement or any performance thereof determines that any term or combination of terms are

Stock Option Agreement - Ronald W. Traganz
Page 4
January 28, 1993

invalid or unenforceable, such term or terms shall be construed in such a way as to accomplish the apparent purpose of such term or terms to the extent possible and at the same time to be valid and enforceable. The invalidity or unenforceability of any term or terms hereof shall not affect the balance of this Agreement.

     15. ENTIRE AGREEMENT. This option Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and no party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof and are agreed to by both parties. All prior oral or written agreements or understandings between the parties shall, upon the execution hereof, be null and void.

     16. REPLACEMENT. This document is in lieu of and replaces a similar
Stock Option Agreement dated January 28, 1993 and is not in addition to the prior document which required modifications as to the class of stock in which the option was granted and the employement of the Optionee with the corporation and/or its primary subsidiary.





     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                       LINCONSHIRE BANCSHARES, INC.

                                       BY: /s/ George M. Ohlhausen
                                           ---------------------------------
                                           Its Chairman of the Board


ATTEST:


/s/ Marlene Sachs
--------------------------
Secretary

                                       /s/ Ronald W. Tragasz
                                       --------------------------------------
                                           Ronald W. Tragasz

                        LINCOLNSHIRE BANCSHARES, INC.
                           An Illinois Corporation

                           STOCK OPTION AGREEMENT
                    TO PURCHASE 1,000 OF $1.00 PAR VALUE
                 CLASS A COMMON STOCK FOR $10.35 PER SHARE

     OPTION AGREEMENT, made this 28th day of January, 1993 between LINCOLNSHIRE BANCSHARES, INC., (The "Company") and JOHN BARNETT ("Barnett").

     WHEREAS, the stockholders and independent directors of the Company have approved a stock option plan for the purpose of advancing the growth and prosperity of Lincolnshire Bancshares, Inc. by providing John Barnett with an additional incentive to contribute to the best interests of the Company; and

     WHEREAS, the stockholders and independent directors have determined to grant Barnett the option herein provided for; and

     NOW, THEREFORE, in consideration of the foregoing premises, the promises hereinafter set forth and the continued employment by Company of Barnett for an indeterminate term (except as may otherwise be modified by other writing between Company and Barnett);

     IT IS AGREED AS FOLLOWS:

     1. GRANT OF OPTION. The Company grants to Barnett the right and option to purchase an aggregate of 1,000 shares of its $1 par value Common Stock
(full voting rights) at a price of $10.35 per share upon and subject to the terms and provisions hereof.

     2. OPTION PERIOD. The purchase of any stock pursuant to this option contract is exercisable at any time.

     3. EXERCISE OF OPTION. Barnett, from time to time, may exercise the option hereby granting in whole number multiples of increments of 500 shares by (i) delivering to the Company a written notice duly signed by Barnett stating the number of shares that Barnett was elected to purchase at that time, and (ii) paying in cash the full purchase price of shares then to be purchased. Within five (5) days after receipt by the Company of such notice and payment, the Company shall issue the shares in the name of Barnett and deliver the certificate therefor to Barnett. No shares shall be issued until full payment therefor has been made and Barnett shall have none of the rights of a stockholder in respect to such shares until they are issued to him.

     4. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. The option shall continue to be exercisable for a period of three (3) years after Barnett terminates his employment relationship with Company or its primary subsidiary, Success
National Bank. If Company or its primary subsidiary terminates the employment relationship with Barnett for cause, as hereinafter defined, the option shall automatically terminate upon the first to occur of the termination of such employment relationship or the occurrence of the cause. For purposes of this paragraph, "cause" is hereby defined to be (a) Barnett's conviction of or his entry of a plea of guilty or nolo contendere to any federal or state criminal charge of embezzlement or other defalcation involving the improper or illegal use of assets of Company or any of its parent, subsidiary or affiliate companies for an illegal monetary benefit to Barnett, or (b) the removal of Barnett as a

Stock Option Agreement - John Barnett
Page 2
January 28, 1993

director, officer, or employee of Company or any of its parent, subsidiary or affiliate companies pursuant to any administrative or court order by any agreement memorandum of understanding with any federal or state banking authority or agency possessing the jurisdiction to supervise or regulate the affairs of any of the foregoing.

     5. DEATH. If Barnett dies, any option of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or legatee who acquires the option by will or by the laws of descent and distribution accordingly as Barnett may leave a will or die intestate, provided however, that in the event such option must be exercised within ten (10) years of Barnett's death.

     6. EFFECTIVE CHANGE IN STOCK SUBJECT TO THE PLAN. In the event there is any increase or decrease in the common stock of the company by reason of stock dividends, stock split-ups, changes in par value, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to the option hereby granted shall be appropriately adjusted so that the number of shares of common stocks purchasable through this option agreement as a percentage of all authorized shares of common stocks outstanding as of the date hereof remains the same. No class of stock or securities shall be issued to the Company which would adversely diminish the rights of Barnett under the option hereby granted, without first giving to Barnett the right to participate on a ratable basis in such proposed offering so as to maintain his percentage interest in the common stock of the company, granted pursuant to the option thereunder.

     7. NOTICE TO BARNETT OF ANY PROPOSED SALE OF STOCK. Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject thereto, Company (a) shall offer for sale to holders of its common shares of stock or of other classes of stock of other securities of Company, or (b) in connection with any transaction shall acquire or cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of the common stock of Company, Company will give written notice to Barnett of the rights which are thus to be acquired or issued for the benefit of or to the holders of the common stock of Company in sufficient time to permit Barnett to exercise the option hereby granted, if Barnett should elect to do so, and to permit Barnett to participate in such rights as a holder in such common stock of Company.

      8. NOTICE TO BARNETT OF ANY PROPOSED REORGANIZATION. In the event Company proposes to sell or dispose of its properties, assets and business or to dissolve, Company will give written notice thereof to Barnett in sufficient time to permit Barnett to exercise the option hereby granted, if Barnett should elect to do so, and participate in such transaction as a stockholder of Company; provided, however, in connection with any merger or consolidation or any other transaction under which Company or its holders of shares of common stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of Company, provisions shall be made for the reservation of an issuance upon exercise by Barnett of the

Stock Option Agreement - John Barnett
Page 3
January 28, 1993

option hereby granted of Barnett's pro rata number of shares of common stock or other securities (on the basis of the number of shares of common stock of Company as to which option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     9. TRANSFER OR ASSIGNABILITY. The option hereby granted is freely assignable by Barnett, including but not limited to transfers by will or laws of descent and distribution which apply to Barnett's estate, provided, however, that such transfers or assignments (exclusive of those by will or laws of descent and distribution which apply to Barnett's estate) shall be subject to Company's prior written consent, which consent shall be unreasonably withhold. Notwithstanding the foregoing, the transferability and assignability of the option hereby granted is subject to (a) the Company's receipt of an opinion of its counsel that any such transfer or assignment does not violate any applicable federal or state securities or banking laws or regulations promulgated pursuant thereto; or (b) interference or control by any creditors of Barnett or subject to any claim for alimony or for the support of a spouse pursuant to a decree of separate maintenance or separation agreement, or to being taken or reached by any legal or equitable process in satisfaction of any debt, liability or obligation of Barnett prior to receipt by Barnett.

     10. TRANSFER TAXES. The Company shall at all times during the time of the option hereby granted reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

     11. AMENDMENT OF PLAN. No action of the Board of Directors or the shareholders may alter or impair Barnett's rights under this option contract without his consent, except by adjustment pursuant to the provisions hereof. This Agreement shall be governed and construed by and in accordance with the laws of the State of Illinois.

     12. NOTICES. Any notice to be given by Barnett hereunder shall be sent to the Company at its office at One Marriott Drive, Lincolnshire, Illinois,
Attn: Chairman of the Board and any notice from Company to Barnett shall be sent to John Barnett at 34919 Lake Shore Drive, Lake Villa, Illinois 60046. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

     13. WAIVER. No action or inaction shall constitute or be construed as a waiver or forbearance unless made in writing duly executed by the party against whom such waiver, laches or forbearance is sought to be enforced or used as a defense against, and no such waiver or forbearance in any one instance shall be construed as applying to any other instance unless specifically stated in such writing or another writing duly executed by such party.

     14. SEVERABILITY. In the event any court, administrative agency or other governmental entity with jurisdiction and authority to interpret this Agreement

Stock Option Agreement - John Barnett
Page 4
January 28, 1993

or any performance thereof determines that any term or combination of terms are invalid or unenforceable, such term or terms shall be construed in such a way as to accomplish the apparent purpose of such term or terms to the extent possible and at the same time to be valid and enforceable. The invalidity or unenforceability of any term or terms hereof shall not affect the balance of this Agreement.

     15. ENTIRE AGREEMENT. This option Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and no party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof and are agreed to by both parties. All prior oral or written agreements or understandings between the parties shall, upon the execution hereof, be null and void.

     16. REPLACEMENT. This document is in lieu of and replaces a similar Stock Option Agreement dated January 28, 1993 and is not in addition to the prior document which required modifications as to the class of stock in which the option was granted and the employment of the Optionee with the corporation and/or its primary subsidiary.




     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                       LINCONSHIRE BANCSHARES, INC.

                                       BY: /s/ George M. Ohlhausen
                                           ---------------------------------
                                           Its Chairman of the Board


ATTEST:


/s/ Marlene Sachs
--------------------------
Secretary

                                       /s/ John Barnett
                                       --------------------------------------
                                           John Barnett